UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® New Markets Income Fund

Annual Report

December 31, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	0.02%	5.19%	5.02%
Class M (incl. 4.00% sales charge)	0.03%	5.20%	5.03%
Class C (incl. contingent deferred sales charge)	2.43%	5.73%	5.30%
Fidelity® New Markets Income Fund	4.60%	6.21%	5.53%
Class I	4.50%	6.19%	5.53%
Class Z	4.61%	6.24%	5.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund, a class of the fund, on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the J.P. Morgan Emerging Markets Bond Index Global performed over the same period.

Period Ending Values
$17,135	Fidelity® New Markets Income Fund
$17,861	J.P. Morgan Emerging Markets Bond Index Global

Management's Discussion of Fund Performance

Market Recap:  Emerging-markets debt gained 5.88% in 2020, as measured by the J.P. Morgan Emerging Markets Bond Index Global, capping a highly volatile and unpredictable year that will be remembered for the impact of the coronavirus pandemic. In March, the index returned -12.55%, as the outbreak and spread of the coronavirus hampered global economic growth. However, the asset class began to recover in late March, amid a historically rapid and expansive global monetary/fiscal-policy response, along with progress on potential COVID-19 treatments and signs of an early recovery in economic activity. Later in the year, investors reacted favorably to U.S. election results and vaccine developments, including the December approval of two COVID-19 vaccines in the U.S. Among country components of the J.P Morgan index, markets sensitive to oil prices, including Nigeria (+14%) and Ghana (+12%), fared well amid improved pricing and demand for energy late in the year. Mexico – the index's largest country component in 2020, at 10%, on average – gained about 7%. Bonds of Pemex, the country's state-owned oil company, rose on optimism that the government would maintain its support for Pemex by ensuring adequate liquidity and debt service. Conversely, Lebanon (-75%) was the weakest country components within the index. Following its default in March, the nation remained in a deep political and economic crisis, and anti-government protests continued through year-end, as it defaulted in March.

Comments from Co-Portfolio Managers Timothy Gill and Nader Nazmi:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 3% to 5%, lagging the benchmark J.P. Morgan Emerging Markets Bond Index Global. The fund’s underperformance of the benchmark was primarily due to security selection in Venezuela, which was not part of the J.P. Morgan index in 2020. Our position in the bonds returned about -28%. Office of Foreign Asset Control (OFAC) restrictions on secondary market trading of Venezuela bonds led to continued deterioration in the bonds’ prices. An overweighting in Argentina, a market that returned -24% for the year, also hampered our relative result. Our overweighting in Lebanon also detracted. Conversely, an underweighting and security selection in Ecuador contributed most, as this market significantly lagged the broader market. A non-benchmark position in U.S. Treasuries was another notable contributor versus the benchmark. The fund held U.S. Treasury bonds as a duration-management tool, a liquidity store, a proxy for higher-quality emerging-markets sovereign debt and a partial hedge against the impact of market volatility. We sold the fund’s stake in U.S. Treasuries by year-end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On January 1, 2020, John Carlson retired from Fidelity, leaving Timothy Gill and Jonathan Kelly as co-managers of the fund. On September 18, 2020, Nader Nazmi assumed co-management responsibilities for the fund, succeeding Jonathan Kelly.

Investment Summary (Unaudited)

Top Five Countries as of December 31, 2020

(excluding cash equivalents)	% of fund's net assets
Mexico	12.4
Turkey	6.9
Indonesia	5.7
Russia	5.7
Argentina	4.7

Top Five Holdings as of December 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Petroleos Mexicanos	9.0
Turkish Republic	6.0
Ministry of Finance of the Russian Federation	5.7
Indonesian Republic	5.4
Arab Republic of Egypt	4.0
30.1

Asset Allocation (% of fund's net assets)

As of December 31, 2020
Corporate Bonds	32.5%
Government Obligations	60.4%
Preferred Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	6.3%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 32.5%
		Principal Amount(a)	Value
Argentina - 1.3%
Aeropuertos Argentina 2000 SA:
6.875% 2/1/27 (b)		$550,781	$385,547
9.375% 2/1/27 pay-in-kind (b)(c)		12,226,137	10,541,222
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		6,755,000	6,172,381
YPF SA:
8.5% 3/23/25 (b)		33,799,000	27,416,406
8.75% 4/4/24 (b)		46,541,000	41,014,256

TOTAL ARGENTINA			85,529,812

Azerbaijan - 0.3%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		10,034,000	12,090,970
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		5,375,000	6,873,886

TOTAL AZERBAIJAN			18,964,856

Bahrain - 0.6%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (b)		18,284,000	20,843,760
7.625% 11/7/24 (b)		19,230,000	21,507,553

TOTAL BAHRAIN			42,351,313

Bailiwick of Jersey - 0.1%
Galaxy Pipeline Assets BidCo Ltd. 2.625% 3/31/36 (b)		6,500,000	6,727,500
Bermuda - 0.1%
GeoPark Ltd. 6.5% 9/21/24 (b)		8,825,000	9,142,148
British Virgin Islands - 1.7%
1MDB Global Investments Ltd. 4.4% 3/9/23		108,400,000	109,724,507
Canada - 0.7%
First Quantum Minerals Ltd. 7.25% 4/1/23 (b)		42,303,000	43,374,112
Cayman Islands - 1.4%
Baidu.com, Inc.:
1.72% 4/9/26		7,665,000	7,761,288
2.375% 10/9/30		7,240,000	7,400,638
DP World Crescent Ltd.:
3.7495% 1/30/30 (b)		5,560,000	6,046,500
3.875% 7/18/29 (Reg. S)		16,365,000	17,960,588
Meituan:
2.125% 10/28/25 (b)		12,035,000	12,229,599
3.05% 10/28/30 (b)		10,295,000	10,726,103
NagaCorp Ltd.:
7.95% 7/6/24 (Reg. S)		7,735,000	8,056,486
9.375% 5/21/21 (b)		10,435,000	10,601,308
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)		7,018,000	7,719,800

TOTAL CAYMAN ISLANDS			88,502,310

Chile - 0.5%
Corporacion Nacional del Cobre de Chile (Codelco):
3.15% 1/14/30 (b)		5,240,000	5,713,238
3.15% 1/15/51 (b)		5,255,000	5,294,413
3.7% 1/30/50 (b)		11,035,000	12,124,706
VTR Comunicaciones SpA 5.125% 1/15/28 (b)		12,115,000	12,894,903

TOTAL CHILE			36,027,260

Colombia - 0.2%
Ecopetrol SA 6.875% 4/29/30		5,770,000	7,401,468
Oleoducto Central SA 4% 7/14/27 (b)		6,540,000	7,091,813

TOTAL COLOMBIA			14,493,281

Georgia - 0.8%
Georgia Bank Joint Stock Co. 6% 7/26/23 (b)		20,295,000	21,182,906
Georgian Oil & Gas Corp. 6.75% 4/26/21 (b)		16,537,000	16,624,853
JSC Georgian Railway:
7.75% 7/11/22		1,000,000	1,051,875
7.75% 7/11/22 (b)		12,363,000	13,004,331
Silknet JSC 11% 4/2/24 (Reg. S)		1,800,000	1,953,000

TOTAL GEORGIA			53,816,965

Hong Kong - 0.1%
Lenovo Group Ltd. 3.421% 11/2/30 (b)		4,000,000	4,214,868
Indonesia - 0.3%
Delta Merlin Dunia Tekstil PT 8.625% 3/12/24 (b)(d)		6,390,000	301,528
Indonesia Asahan Aluminium Tbk PT 5.45% 5/15/30 (b)		5,260,000	6,328,438
PT Adaro Indonesia 4.25% 10/31/24 (b)		10,520,000	10,829,025

TOTAL INDONESIA			17,458,991

Israel - 0.4%
Leviathan Bond Ltd.:
5.75% 6/30/23 (Reg. S) (b)		11,735,000	12,497,775
6.125% 6/30/25 (Reg. S) (b)		11,640,000	12,774,900

TOTAL ISRAEL			25,272,675

Kazakhstan - 0.3%
JSC Halyk Bank of Kazakhstan 5.5% 12/21/22 (b)		3,554,845	3,562,621
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)		10,395,000	11,304,563
5.75% 4/19/47 (b)		5,240,000	7,013,413

TOTAL KAZAKHSTAN			21,880,597

Luxembourg - 1.2%
B2W Digital Lux SARL 4.375% 12/20/30 (b)		8,635,000	8,937,225
CSN Resources SA 7.625% 2/13/23 (b)		31,808,000	32,961,040
Millicom International Cellular SA 4.5% 4/27/31 (b)		8,640,000	9,331,200
Rumo Luxembourg SARL 7.375% 2/9/24 (b)		26,730,000	27,840,966

TOTAL LUXEMBOURG			79,070,431

Malaysia - 0.2%
Petronas Capital Ltd. 3.5% 4/21/30 (b)		8,990,000	10,358,866
Mexico - 9.6%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	256,910,000	13,099,996
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		710,000	739,953
Metalsa SA de CV 4.9% 4/24/23 (b)		8,020,000	8,380,900
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 3.8706% 3/11/22 (c)(e)		48,662,000	49,245,944
3.5% 1/30/23		15,263,000	15,565,207
4.875% 1/24/22		16,675,000	17,146,903
4.875% 1/18/24		53,483,000	55,956,589
5.375% 3/13/22		5,660,000	5,831,569
6.5% 6/2/41		11,163,000	10,362,404
6.625% 6/15/35		144,309,000	142,144,365
6.875% 10/16/25 (b)		25,895,000	28,320,067
6.95% 1/28/60		35,910,000	33,706,922
7.69% 1/23/50		198,450,000	200,087,194
8.625% 2/1/22		30,558,000	32,706,609
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		32,583,000	18,256,581

TOTAL MEXICO			631,551,203

Mongolia - 0.1%
Development Bank of Mongolia 7.25% 10/23/23 (b)		4,080,000	4,396,200
Netherlands - 1.5%
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		10,445,000	9,090,414
IHS Netherlands Holdco BV 7.125% 3/18/25 (b)		21,155,000	22,192,917
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (b)		3,665,000	5,443,670
Metinvest BV 7.75% 4/23/23 (b)		20,291,000	21,609,915
Nostrum Oil & Gas Finance BV 8% 7/25/22 (b)(d)		42,004,000	10,501,000
Petrobras Global Finance BV:
6.75% 6/3/50		11,280,000	13,969,575
7.375% 1/17/27		2,315,000	2,870,600
Prosus NV 3.832% 2/8/51 (b)		7,355,000	7,222,610
VimpelCom Holdings BV 3.375% 11/25/27 (b)		6,700,000	6,901,000

TOTAL NETHERLANDS			99,801,701

Panama - 0.1%
Cable Onda SA 4.5% 1/30/30 (b)		7,545,000	8,323,078
Peru - 0.3%
Camposol SA 6% 2/3/27 (b)		4,435,000	4,666,452
Telefonica del Peru SA 7.375% 4/10/27 (b)	PEN	52,815,000	15,246,319

TOTAL PERU			19,912,771

Saudi Arabia - 1.8%
Saudi Arabian Oil Co.:
1.625% 11/24/25 (b)		6,610,000	6,742,200
3.5% 4/16/29 (b)		74,226,000	82,274,882
4.375% 4/16/49 (b)		23,494,000	28,391,031

TOTAL SAUDI ARABIA			117,408,113

South Africa - 2.8%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (b)		107,901,000	107,631,248
6.75% 8/6/23 (b)		73,928,000	75,060,023

TOTAL SOUTH AFRICA			182,691,271

Turkey - 0.9%
Export Credit Bank of Turkey:
4.25% 9/18/22 (Reg. S)		5,000,000	4,962,500
6.125% 5/3/24 (b)		10,195,000	10,408,458
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		7,597,000	7,746,566
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (b)		24,088,000	24,148,220
Turkiye Vakiflar Bankasi TAO 5.75% 1/30/23 (b)		9,030,000	9,094,903

TOTAL TURKEY			56,360,647

United Arab Emirates - 0.3%
Abu Dhabi National Energy Co. PJSC 4% 10/3/49 (b)		3,480,000	4,164,038
ADES International Holding Ltd. 8.625% 4/24/24 (b)		14,055,000	14,019,863

TOTAL UNITED ARAB EMIRATES			18,183,901

United Kingdom - 2.1%
Antofagasta PLC 2.375% 10/14/30 (b)		15,695,000	15,832,331
Biz Finance PLC 9.625% 4/27/22 (b)		15,444,500	16,124,058
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		5,350,000	3,310,313
Liquid Telecommunications Financing PLC 8.5% 7/13/22 (b)		4,695,000	4,783,031
NAK Naftogaz Ukraine:
7.375% 7/19/22 (Reg. S)		12,720,000	13,093,650
7.625% 11/8/26 (b)		7,055,000	7,284,288
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (b)		6,008,500	6,284,515
Tullow Oil PLC 6.25% 4/15/22 (b)		76,366,000	60,901,885
Vedanta Resources PLC 6.375% 7/30/22 (b)		10,710,000	9,475,003

TOTAL UNITED KINGDOM			137,089,074

United States of America - 2.4%
Azul Investments LLP 5.875% 10/26/24 (b)		22,223,000	20,729,892
Citgo Holding, Inc. 9.25% 8/1/24 (b)		16,833,000	15,486,360
Citgo Petroleum Corp. 6.25% 8/15/22 (b)		49,808,000	48,811,840
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		47,409,000	44,579,275
Stillwater Mining Co. 6.125% 6/27/22 (b)		26,886,000	27,238,879

TOTAL UNITED STATES OF AMERICA			156,846,246

Venezuela - 0.4%
Petroleos de Venezuela SA:
5.375% 4/12/27 (d)		152,515,000	4,880,480
5.5% 4/12/37 (d)		184,250,000	5,896,000
6% 5/16/24 (b)(d)		105,540,000	3,377,280
6% 11/15/26 (Reg. S) (d)		89,700,000	2,915,250
8.5% 12/31/49 (Reg. S) (d)		20,540,000	4,313,400
9% 11/17/21 (Reg. S) (d)		48,700,000	1,558,400
9.75% 5/17/35 (b)(d)		71,700,000	2,151,000
12.75% 2/17/22 (b)(d)		53,000,000	1,696,000

TOTAL VENEZUELA			26,787,810

TOTAL NONCONVERTIBLE BONDS
(Cost $2,366,330,337)			2,126,262,507

Government Obligations - 60.4%
Angola - 0.6%
Angola Republic:
8.25% 5/9/28 (b)		16,125,000	15,474,961
9.375% 5/8/48 (b)		10,330,000	9,752,166
9.5% 11/12/25 (b)		15,760,000	16,395,325

TOTAL ANGOLA			41,622,452

Argentina - 3.4%
Argentine Republic:
0.125% 7/9/30 (f)		331,428,473	134,725,674
0.125% 7/9/35 (f)		109,570,665	40,102,863
0.125% 1/9/38 (f)		53,139,088	21,737,208
1% 7/9/29		34,029,628	14,802,888
Province of Santa Fe 7% 3/23/23 (b)		3,019,000	2,264,250
Provincia de Cordoba:
7.125% 6/10/21 (b)		7,000,000	4,593,750
7.45% 9/1/24 (b)		11,250,000	6,760,547

TOTAL ARGENTINA			224,987,180

Barbados - 0.3%
Barbados Government:
6.5% 2/1/21 (b)		571,480	568,622
6.5% 10/1/29 (b)		20,570,000	20,788,556

TOTAL BARBADOS			21,357,178

Bermuda - 0.4%
Bermuda Government:
2.375% 8/20/30 (b)		5,325,000	5,585,925
3.375% 8/20/50 (b)		5,015,000	5,402,095
3.717% 1/25/27 (b)		13,900,000	15,550,625

TOTAL BERMUDA			26,538,645

Brazil - 3.3%
Brazilian Federative Republic:
2.875% 6/6/25		7,060,000	7,356,520
3.875% 6/12/30		30,470,000	32,145,850
4.5% 5/30/29		28,081,000	31,205,011
4.75% 1/14/50		4,610,000	4,918,294
5% 1/27/45		19,450,000	21,607,734
5.625% 1/7/41		12,354,000	14,600,884
5.625% 2/21/47		12,547,000	14,958,377
7.125% 1/20/37		7,125,000	9,665,508
8.25% 1/20/34		28,301,000	41,169,111
10% 1/1/27	BRL	75,235,000	17,097,376
12.25% 3/6/30		13,881,000	23,142,230

TOTAL BRAZIL			217,866,895

Cameroon - 1.0%
Cameroon Republic 9.5% 11/19/25 (b)		59,480,000	65,818,338
Chile - 0.1%
Chilean Republic 3.86% 6/21/47		4,000,000	4,876,250
China - 0.2%
Peoples Republic of China 1.2% 10/21/30 (b)		13,100,000	13,066,007
Colombia - 0.5%
Colombian Republic:
4.125% 5/15/51		6,805,000	7,560,355
5% 6/15/45		18,315,000	22,384,364

TOTAL COLOMBIA			29,944,719

Costa Rica - 0.1%
Costa Rican Republic:
5.625% 4/30/43 (b)		10,328,000	8,620,653
7% 4/4/44 (b)		1,575,000	1,440,633

TOTAL COSTA RICA			10,061,286

Dominican Republic - 2.9%
Dominican Republic:
5.875% 1/30/60 (b)		5,955,000	6,528,169
5.95% 1/25/27 (b)		29,724,000	34,674,904
6% 7/19/28 (b)		18,101,000	21,523,220
6.4% 6/5/49 (b)		22,728,000	26,684,093
6.5% 2/15/48 (b)		2,145,000	2,527,748
6.5% 2/15/48 (Reg. S)		15,510,000	18,277,566
6.85% 1/27/45 (b)		22,629,000	27,529,593
6.875% 1/29/26 (b)		19,584,000	23,586,480
7.45% 4/30/44 (b)		20,824,000	26,849,945

TOTAL DOMINICAN REPUBLIC			188,181,718

Ecuador - 0.6%
Ecuador Republic:
0.5% 7/31/30 (b)(f)		36,340,000	23,348,450
0.5% 7/31/35 (b)(f)		26,990,000	14,642,075

TOTAL ECUADOR			37,990,525

Egypt - 4.0%
Arab Republic of Egypt:
, yield at date of purchase 12.451% to 13.619% 1/26/21 to 7/6/21	EGP	306,675,000	18,789,735
7.0529% 1/15/32 (b)		4,740,000	5,162,156
7.5% 1/31/27 (b)		89,074,000	102,741,292
7.6003% 3/1/29 (b)		50,819,000	58,362,445
7.903% 2/21/48 (b)		25,090,000	27,269,694
8.5% 1/31/47 (b)		34,441,000	39,047,484
8.7002% 3/1/49 (b)		9,520,000	11,004,525

TOTAL EGYPT			262,377,331

El Salvador - 0.7%
El Salvador Republic:
5.875% 1/30/25 (b)		2,570,000	2,420,619
7.1246% 1/20/50 (b)		13,978,000	12,449,156
7.625% 2/1/41 (b)		11,695,000	10,865,386
7.75% 1/24/23 (b)		17,370,000	17,142,019
9.5% 7/15/52 (b)		1,200,000	1,210,500

TOTAL EL SALVADOR			44,087,680

Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (b)		17,750,000	18,460,000
Georgia - 0.1%
Georgia Republic 6.875% 4/12/21 (b)		3,725,000	3,768,070
Ghana - 0.6%
Ghana Republic:
8.125% 1/18/26 (b)		24,601,924	27,538,779
10.75% 10/14/30 (b)		11,025,000	14,721,820

TOTAL GHANA			42,260,599

Guatemala - 0.3%
Guatemalan Republic:
4.9% 6/1/30 (b)		2,500,000	2,907,031
5.375% 4/24/32 (b)		5,270,000	6,409,638
6.125% 6/1/50 (b)		5,650,000	7,450,938

TOTAL GUATEMALA			16,767,607

Honduras - 0.1%
Republic of Honduras 5.625% 6/24/30 (b)		6,405,000	7,273,678
Indonesia - 5.4%
Indonesian Republic:
3.85% 10/15/30		14,805,000	17,187,680
4.1% 4/24/28		27,280,000	31,678,900
4.75% 7/18/47 (b)		6,000,000	7,505,625
5.125% 1/15/45 (b)		52,542,000	67,614,986
5.25% 1/17/42 (b)		4,900,000	6,333,250
5.95% 1/8/46 (b)		6,230,000	8,965,359
6.625% 2/17/37		25,086,000	35,637,799
6.75% 1/15/44 (b)		6,465,000	9,915,694
7% 9/15/30	IDR	213,496,000,000	16,259,126
7.75% 1/17/38 (b)		50,057,000	78,495,633
8.5% 10/12/35 (b)		46,486,000	76,033,664

TOTAL INDONESIA			355,627,716

Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		20,509,688	19,048,372
Israel - 0.1%
Israeli State 3.375% 1/15/50		7,945,000	8,783,356
Ivory Coast - 0.6%
Ivory Coast:
4.875% 1/30/32 (b)	EUR	9,975,000	12,505,840
5.875% 10/17/31 (b)	EUR	15,110,000	20,391,572
6.125% 6/15/33 (b)		4,410,000	4,968,141
6.375% 3/3/28 (b)		3,010,000	3,435,163

TOTAL IVORY COAST			41,300,716

Jamaica - 0.4%
Jamaican Government:
6.75% 4/28/28		9,985,000	12,147,377
7.875% 7/28/45		10,490,000	14,997,422

TOTAL JAMAICA			27,144,799

Jordan - 0.5%
Jordanian Kingdom:
4.95% 7/7/25 (b)		21,355,000	22,636,300
6.125% 1/29/26 (b)		10,480,000	11,629,525

TOTAL JORDAN			34,265,825

Kenya - 0.4%
Republic of Kenya:
6.875% 6/24/24 (b)		15,265,000	16,710,405
7% 5/22/27 (b)		5,960,000	6,552,275

TOTAL KENYA			23,262,680

Lebanon - 0.2%
Lebanese Republic:
5.8% 12/31/49 (d)		8,540,000	1,067,500
6% 1/27/23 (d)		5,256,000	630,720
6.1% 10/4/22 (d)		22,896,000	2,747,520
6.2% 2/26/25 (Reg. S) (d)		5,669,000	680,280
6.375% 12/31/49 (d)		35,061,000	4,382,625
6.65% 11/3/28(Reg. S) (d)		3,000,000	360,000
6.75% 11/29/27 (Reg. S) (d)		3,000,000	360,000

TOTAL LEBANON			10,228,645

Mexico - 2.8%
United Mexican States:
3.25% 4/16/30		25,910,000	28,079,963
3.75% 1/11/28		18,765,000	21,139,945
3.9% 4/27/25		8,095,000	9,106,389
4.5% 4/22/29		10,460,000	12,264,350
4.75% 4/27/32		5,375,000	6,460,078
5.75% 10/12/2110		18,815,000	24,976,913
6.05% 1/11/40		45,848,000	61,450,648
6.5% 6/9/22	MXN	399,150,000	20,678,846

TOTAL MEXICO			184,157,132

Mongolia - 0.0%
Mongolia Government 5.125% 4/7/26 (b)		3,015,000	3,233,588
Montenegro - 0.1%
Republic of Montenegro 2.875% 12/16/27 (b)	EUR	7,445,000	8,901,912
Morocco - 0.4%
Moroccan Kingdom:
2.375% 12/15/27 (b)		14,200,000	14,253,250
3% 12/15/32 (b)		3,190,000	3,229,875
4% 12/15/50 (b)		3,385,000	3,482,319
5.5% 12/11/42 (b)		5,750,000	7,164,141

TOTAL MOROCCO			28,129,585

Nigeria - 1.6%
Republic of Nigeria:
6.5% 11/28/27 (b)		25,543,000	27,514,600
7.143% 2/23/30 (b)		6,415,000	6,906,148
7.625% 11/21/25 (b)		61,732,000	70,856,761

TOTAL NIGERIA			105,277,509

Oman - 0.9%
Sultanate of Oman:
3.875% 3/8/22 (b)		3,740,000	3,755,194
4.125% 1/17/23 (b)		9,500,000	9,580,156
4.75% 6/15/26 (b)		14,188,000	14,156,964
5.375% 3/8/27 (b)		12,409,000	12,645,547
6.75% 1/17/48 (b)		17,255,000	17,044,705

TOTAL OMAN			57,182,566

Pakistan - 0.4%
Islamic Republic of Pakistan 8.25% 4/15/24 (b)		7,680,000	8,337,600
The Third Pakistan International Sukuk Co. Ltd.:
5.5% 10/13/21 (b)		12,025,000	12,156,523
5.625% 12/5/22 (b)		3,900,000	3,980,438

TOTAL PAKISTAN			24,474,561

Panama - 0.3%
Panamanian Republic:
2.252% 9/29/32		9,700,000	9,981,300
3.87% 7/23/60		7,200,000	8,478,000

TOTAL PANAMA			18,459,300

Paraguay - 0.6%
Republic of Paraguay:
4.95% 4/28/31 (b)		21,130,000	25,514,475
5.4% 3/30/50 (b)		7,660,000	9,668,356
5.6% 3/13/48 (b)		2,315,000	2,971,881

TOTAL PARAGUAY			38,154,712

Peru - 0.3%
Peruvian Republic:
1.862% 12/1/32		6,440,000	6,501,180
2.78% 12/1/60		6,895,000	6,939,818
5.625% 11/18/50		4,135,000	6,479,545

TOTAL PERU			19,920,543

Qatar - 4.0%
State of Qatar:
3.75% 4/16/30 (b)		68,140,000	80,000,619
4% 3/14/29 (b)		24,755,000	29,365,619
4.4% 4/16/50 (b)		19,070,000	24,791,000
4.5% 4/23/28 (b)		10,970,000	13,301,125
4.817% 3/14/49 (b)		65,771,000	89,571,881
5.103% 4/23/48 (b)		11,510,000	16,171,550
9.75% 6/15/30 (Reg. S)		3,827,000	6,499,920

TOTAL QATAR			259,701,714

Romania - 0.8%
Romanian Republic:
3% 2/14/31 (b)		16,774,000	17,953,422
3.624% 5/26/30 (b)	EUR	14,840,000	21,596,512
4.625% 4/3/49	EUR	7,035,000	11,602,315

TOTAL ROMANIA			51,152,249

Russia - 5.7%
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		10,400,000	11,882,000
4.375% 3/21/29 (b)		31,600,000	36,877,200
4.375% 3/21/29(Reg. S)		51,600,000	60,217,200
5.1% 3/28/35 (b)		61,600,000	77,750,750
5.1% 3/28/35(Reg. S)		32,400,000	40,894,875
5.25% 6/23/47 (b)		34,600,000	47,748,000
5.25% 6/23/47(Reg. S)		10,800,000	14,904,000
5.625% 4/4/42 (b)		33,100,000	46,019,344
5.875% 9/16/43 (Reg. S)		3,000,000	4,325,625
8.5% 9/17/31	RUB	1,870,605,000	30,292,942

TOTAL RUSSIA			370,911,936

Rwanda - 0.6%
Rwanda Republic 6.625% 5/2/23 (b)		35,780,000	37,814,988
Saudi Arabia - 1.4%
Kingdom of Saudi Arabia:
3.625% 3/4/28 (b)		15,476,000	17,371,810
3.75% 1/21/55 (b)		19,480,000	21,275,813
4.5% 10/26/46 (b)		20,669,000	25,022,408
4.5% 4/22/60 (b)		20,150,000	25,288,250

TOTAL SAUDI ARABIA			88,958,281

Serbia - 0.1%
Republic of Serbia 2.125% 12/1/30 (b)		9,165,000	9,038,981
Sri Lanka - 0.2%
Democratic Socialist Republic of Sri Lanka:
7.55% 3/28/30 (b)		6,770,000	3,841,975
7.85% 3/14/29 (b)		13,275,000	7,554,305

TOTAL SRI LANKA			11,396,280

Turkey - 6.0%
Turkish Republic:
3.25% 3/23/23		59,970,000	59,820,075
4.25% 3/13/25		77,380,000	77,500,906
4.875% 4/16/43		21,540,000	18,847,500
5.125% 2/17/28		14,310,000	14,488,875
5.25% 3/13/30		5,000,000	5,017,188
5.6% 11/14/24		12,070,000	12,620,694
5.75% 3/22/24		7,000,000	7,354,375
5.75% 5/11/47		76,655,000	72,822,250
5.95% 1/15/31		12,460,000	12,989,550
6% 3/25/27		10,000,000	10,600,000
6% 1/14/41		32,468,000	32,011,419
6.35% 8/10/24		10,435,000	11,181,755
6.375% 10/14/25		14,630,000	15,795,828
6.75% 5/30/40		13,253,000	14,097,879
7.25% 12/23/23		11,832,000	12,911,670
7.375% 2/5/25		10,509,000	11,717,535

TOTAL TURKEY			389,777,499

Ukraine - 3.9%
Ukraine Government:
7.253% 3/15/33 (b)		15,850,000	17,276,500
7.375% 9/25/32 (b)		11,640,000	12,789,450
7.75% 9/1/21 (b)		99,138,000	102,806,106
7.75% 9/1/22 (b)		30,989,000	33,189,219
7.75% 9/1/23 (b)		22,666,000	24,932,600
7.75% 9/1/24 (b)		26,762,000	29,680,731
7.75% 9/1/25 (b)		7,275,000	8,132,086
7.75% 9/1/26 (b)		7,360,000	8,307,600
7.75% 9/1/27 (b)		5,826,000	6,612,510
9.75% 11/1/28 (b)		8,790,000	10,811,700

TOTAL UKRAINE			254,538,502

United Arab Emirates - 1.7%
Emirate of Abu Dhabi:
1.7% 3/2/31 (b)		17,995,000	17,950,013
3.125% 4/16/30 (b)		26,855,000	30,329,366
3.125% 9/30/49 (b)		42,178,000	45,051,376
3.875% 4/16/50 (b)		16,465,000	19,999,830

TOTAL UNITED ARAB EMIRATES			113,330,585

Uruguay - 0.3%
Uruguay Republic 5.1% 6/18/50		15,135,000	21,179,541
Uzbekistan - 0.2%
Republic of Uzbekistan:
3.7% 11/25/30 (b)		7,400,000	7,788,500
4.75% 2/20/24 (b)		6,095,000	6,634,408

TOTAL UZBEKISTAN			14,422,908

Venezuela - 0.7%
Venezuelan Republic:
6% 12/31/49 (d)		17,250,000	1,552,500
7% 3/31/38 (d)		18,925,000	1,703,250
7.65% 4/21/25 (d)		34,825,000	3,134,250
7.75% 12/31/49 (Reg. S) (d)		29,380,000	2,644,200
8.25% 10/13/24 (d)		30,860,000	2,777,400
9% 5/7/23 (Reg. S) (d)		43,195,000	3,887,550
9.25% 9/15/27 (d)		62,675,000	5,640,750
9.25% 5/7/28 (Reg. S) (d)		70,265,000	6,323,850
9.375% 1/13/34 (d)		46,005,000	4,140,450
11.75% 10/21/26 (Reg. S) (d)		65,000,000	5,850,000
11.95% 8/5/31 (Reg. S) (d)		87,250,000	7,852,500
12.75% 8/23/22 (d)		42,425,000	3,818,250

TOTAL VENEZUELA			49,324,950

TOTAL GOVERNMENT OBLIGATIONS
(Cost $3,920,243,032)			3,956,408,089

Preferred Securities - 0.8%
Cayman Islands - 0.8%
Banco Do Brasil SA 6.25% (b)(c)(g)		8,960,000	9,295,600
Cosan Overseas Ltd. 8.25% (g)		26,110,000	27,039,249
DP World Salaam 6% (Reg. S) (c)(g)		5,720,000	6,376,013
Itau Unibanco Holding SA 6.125% (b)(c)(g)		6,510,000	6,682,296
TOTAL PREFERRED SECURITIES
(Cost $46,650,353)			49,393,158
		Shares	Value

Money Market Funds - 5.4%
Fidelity Cash Central Fund 0.11% (h)
(Cost $352,644,233)		352,602,100	352,672,620
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $6,685,867,955)			6,484,736,374
NET OTHER ASSETS (LIABILITIES) - 0.9%			61,906,032
NET ASSETS - 100%			$6,546,642,406

Currency Abbreviations

BRL – Brazilian real

EGP – Egyptian pound

EUR – European Monetary Unit

IDR – Indonesian rupiah

MXN – Mexican peso

PEN – Peruvian new sol

RUB – Russian ruble

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,748,053,988 or 57.3% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,980,505
Fidelity Securities Lending Cash Central Fund	30,813
Total	$3,011,318

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $696,881,494. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $11,316,956,351 and $11,661,201,979 respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,126,262,507	$--	$2,126,262,507	$--
Government Obligations	3,956,408,089	--	3,956,408,089	--
Preferred Securities	49,393,158	--	49,393,158	--
Money Market Funds	352,672,620	352,672,620	--	--
Total Investments in Securities:	$6,484,736,374	$352,672,620	$6,132,063,754	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	10.9%
BBB	13.7%
BB	21.8%
B	25.3%
CCC,CC,C	12.4%
D	0.3%
Not Rated	9.3%
Short-Term Investments and Net Other Assets	6.3%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,333,223,722)	$6,132,063,754
Fidelity Central Funds (cost $352,644,233)	352,672,620
Total Investment in Securities (cost $6,685,867,955)		$6,484,736,374
Foreign currency held at value (cost $34,534)		34,528
Receivable for fund shares sold		3,577,703
Interest receivable		93,973,095
Distributions receivable from Fidelity Central Funds		34,127
Prepaid expenses		9,880
Other receivables		14,983
Total assets		6,582,380,690
Liabilities
Payable for investments purchased	$3,290,315
Payable for fund shares redeemed	23,009,558
Distributions payable	4,959,578
Accrued management fee	3,544,969
Distribution and service plan fees payable	74,987
Other affiliated payables	735,057
Other payables and accrued expenses	123,820
Total liabilities		35,738,284
Net Assets		$6,546,642,406
Net Assets consist of:
Paid in capital		$7,337,519,578
Total accumulated earnings (loss)		(790,877,172)
Net Assets		$6,546,642,406
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($136,626,293 ÷ 9,051,554 shares)(a)		$15.09
Maximum offering price per share (100/96.00 of $15.09)		$15.72
Class M:
Net Asset Value and redemption price per share ($44,941,367 ÷ 2,976,277 shares)(a)		$15.10
Maximum offering price per share (100/96.00 of $15.10)		$15.73
Class C:
Net Asset Value and offering price per share ($44,400,728 ÷ 2,941,519 shares)(a)		$15.09
Fidelity New Markets Income Fund:
Net Asset Value, offering price and redemption price per share ($3,430,477,386 ÷ 227,214,214 shares)		$15.10
Class I:
Net Asset Value, offering price and redemption price per share ($1,665,049,634 ÷ 110,278,750 shares)		$15.10
Class Z:
Net Asset Value, offering price and redemption price per share ($1,225,146,998 ÷ 81,150,567 shares)		$15.10

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$4,341,568
Interest		403,128,007
Income from Fidelity Central Funds (including $30,813 from security lending)		3,011,318
Income before foreign taxes withheld		410,480,893
Less foreign taxes withheld		(161,712)
Total income		410,319,181
Expenses
Management fee	$47,345,521
Transfer agent fees	8,422,342
Distribution and service plan fees	993,506
Accounting fees	1,265,452
Custodian fees and expenses	76,603
Independent trustees' fees and expenses	43,300
Registration fees	168,545
Audit	129,310
Legal	69,189
Miscellaneous	507,908
Total expenses before reductions	59,021,676
Expense reductions	(79,641)
Total expenses after reductions		58,942,035
Net investment income (loss)		351,377,146
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(331,613,517)
Fidelity Central Funds	37,675
Foreign currency transactions	(426,581)
Total net realized gain (loss)		(332,002,423)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	157,198,580
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(20,068)
Total change in net unrealized appreciation (depreciation)		157,178,511
Net gain (loss)		(174,823,912)
Net increase (decrease) in net assets resulting from operations		$176,553,234

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$351,377,146	$460,931,496
Net realized gain (loss)	(332,002,423)	(74,110,538)
Change in net unrealized appreciation (depreciation)	157,178,511	511,884,828
Net increase (decrease) in net assets resulting from operations	176,553,234	898,705,786
Distributions to shareholders	(312,016,040)	(425,163,868)
Share transactions - net increase (decrease)	(1,461,033,226)	(887,619,455)
Total increase (decrease) in net assets	(1,596,496,032)	(414,077,537)
Net Assets
Beginning of period	8,143,138,438	8,557,215,975
End of period	$6,546,642,406	$8,143,138,438

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity New Markets Income Fund Class A

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.07	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.649	.748	.054
Net realized and unrealized gain (loss)	(.062)	.740	(.043)
Total from investment operations	.587	1.488	.011
Distributions from net investment income	(.556)	(.688)	(.051)
Distributions from net realized gain	(.011)	–	–
Total distributions	(.567)	(.688)	(.051)
Net asset value, end of period	$15.09	$15.07	$14.27
Total ReturnC,D,E	4.19%	10.56%	.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%	1.12%	1.15%H
Expenses net of fee waivers, if any	1.13%	1.12%	1.15%H
Expenses net of all reductions	1.13%	1.12%	1.14%H
Net investment income (loss)	4.51%	5.01%	5.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$136,626	$193,262	$162,757
Portfolio turnover rateI	91%	79%J	60%K

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class M

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.08	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.647	.749	.054
Net realized and unrealized gain (loss)	(.059)	.748	(.044)
Total from investment operations	.588	1.497	.010
Distributions from net investment income	(.557)	(.687)	(.050)
Distributions from net realized gain	(.011)	–	–
Total distributions	(.568)	(.687)	(.050)
Net asset value, end of period	$15.10	$15.08	$14.27
Total ReturnC,D,E	4.20%	10.63%	.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%	1.13%	1.14%H
Expenses net of fee waivers, if any	1.13%	1.13%	1.14%H
Expenses net of all reductions	1.12%	1.13%	1.14%H
Net investment income (loss)	4.51%	5.01%	5.59%H
Supplemental Data
Net assets, end of period (000 omitted)	$44,941	$53,609	$55,047
Portfolio turnover rateI	91%	79%J	60%K

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class C

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.07	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.542	.641	.047
Net realized and unrealized gain (loss)	(.063)	.737	(.044)
Total from investment operations	.479	1.378	.003
Distributions from net investment income	(.448)	(.578)	(.043)
Distributions from net realized gain	(.011)	–	–
Total distributions	(.459)	(.578)	(.043)
Net asset value, end of period	$15.09	$15.07	$14.27
Total ReturnC,D,E	3.43%	9.75%	.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.86%	1.86%	1.86%H
Expenses net of fee waivers, if any	1.86%	1.86%	1.86%H
Expenses net of all reductions	1.86%	1.85%	1.86%H
Net investment income (loss)	3.77%	4.28%	4.88%H
Supplemental Data
Net assets, end of period (000 omitted)	$44,401	$64,290	$87,713
Portfolio turnover rateI	91%	79%J	60%K

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.07	$14.27	$16.22	$15.60	$14.52
Income from Investment Operations
Net investment income (loss)A	.693	.795	.698	.907	.983
Net realized and unrealized gain (loss)	(.050)	.738	(1.937)	.649	1.108
Total from investment operations	.643	1.533	(1.239)	1.556	2.091
Distributions from net investment income	(.602)	(.733)	(.667)	(.863)	(.874)
Distributions from net realized gain	(.011)	–	(.044)	(.074)	(.138)
Total distributions	(.613)	(.733)	(.711)	(.937)	(1.012)
Redemption fees added to paid in capitalA	–	–	–	.001	.001
Net asset value, end of period	$15.10	$15.07	$14.27	$16.22	$15.60
Total ReturnB	4.60%	10.89%	(7.78)%	10.14%	14.70%
Ratios to Average Net AssetsC,D
Expenses before reductions	.81%	.82%	.83%	.82%	.83%
Expenses net of fee waivers, if any	.81%	.82%	.83%	.82%	.83%
Expenses net of all reductions	.80%	.82%	.83%	.82%	.83%
Net investment income (loss)	4.83%	5.32%	4.59%	5.60%	6.37%
Supplemental Data
Net assets, end of period (000 omitted)	$3,430,477	$4,227,156	$4,520,911	$6,456,238	$4,826,569
Portfolio turnover rateE	91%	79%F	60%G	54%	82%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class I

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.08	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.690	.798	.057
Net realized and unrealized gain (loss)	(.059)	.743	(.043)
Total from investment operations	.631	1.541	.014
Distributions from net investment income	(.600)	(.731)	(.054)
Distributions from net realized gain	(.011)	–	–
Total distributions	(.611)	(.731)	(.054)
Net asset value, end of period	$15.10	$15.08	$14.27
Total ReturnC,D	4.50%	10.95%	.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.83%	.82%G
Expenses net of fee waivers, if any	.83%	.82%	.82%G
Expenses net of all reductions	.83%	.82%	.82%G
Net investment income (loss)	4.80%	5.31%	5.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,665,050	$2,081,780	$3,727,909
Portfolio turnover rateH	91%	79%I	60%J

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class Z

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.08	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.698	.800	.060
Net realized and unrealized gain (loss)	(.057)	.756	(.045)
Total from investment operations	.641	1.556	.015
Distributions from net investment income	(.610)	(.746)	(.055)
Distributions from net realized gain	(.011)	–	–
Total distributions	(.621)	(.746)	(.055)
Net asset value, end of period	$15.10	$15.08	$14.27
Total ReturnC,D	4.61%	11.06%	.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.73%	.74%G
Expenses net of fee waivers, if any	.73%	.73%	.74%G
Expenses net of all reductions	.73%	.73%	.74%G
Net investment income (loss)	4.91%	5.40%	5.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,225,147	$1,523,041	$2,878
Portfolio turnover rateH	91%	79%I	60%J

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity New Markets Income Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, New Markets Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$540,252,184
Gross unrealized depreciation	(648,981,991)
Net unrealized appreciation (depreciation)	$(108,729,807)
Tax Cost	$6,593,466,181

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(690,252,516)
Undistributed long-term capital gain	$16,383,835
Net unrealized appreciation (depreciation) on securities and other investments	$(108,706,478)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration

Short Term	$(193,383,400)
Long Term	(496,869,116)
Total capital loss carryforward	$(690,252,516)

Due to large subscriptions and redemptions, approximately $690,252,516 of the Fund's realized capital losses and a portion of the Fund's unrealized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $109,332,545 of those capital losses per year to offset capital gains. In addition, a portion of the Fund's unrealized losses that were acquired from Fidelity Advisor Emerging Markets Income Fund when it merged into the Fund on December 7, 2018 are subject to a separate limitation. If the limitations prevent the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$307,168,082	$ 425,163,868
Long-term Capital Gains	4,847,958	–
Total	$312,016,040	$ 425,163,868

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity New Markets Income Fund	4,018,624,918	4,710,630,902

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$365,510	$6,480
Class M	-%	.25%	114,615	–
Class C	.75%	.25%	513,381	32,510
			$993,506	$38,990

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,668
Class M	1,109
Class C(a)	2,770
$10,547

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$289,627.20
Class M	88,952.19
Class C	93,532.18
Fidelity New Markets Income Fund	4,505,446.12
Class I	2,594,775.15
Class Z	850,010.05
	$8,422,342

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity New Markets Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity New Markets Income Fund	$3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $0 and $485,216, respectively.

Affiliated Redemptions In-Kind. During the prior period, 7,065,911 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $104,480,199. The Fund had a net realized gain of $5,476,392 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $84,801.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity New Markets Income Fund	$18,135

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity New Markets Income Fund	$3,132	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,812 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $11,541.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,288.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$5,809,892	$8,435,227
Class M	1,822,319	2,570,741
Class C	1,666,736	2,976,278
Fidelity New Markets Income Fund	155,676,382	224,916,619
Class I	72,955,274	120,344,349
Class Z	74,085,437	65,920,654
Total	$312,016,040	$425,163,868

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	1,186,965	4,207,882	$16,983,699	$63,413,451
Reinvestment of distributions	388,610	542,481	5,543,456	8,123,113
Shares redeemed	(5,345,468)	(3,335,550)	(77,765,630)	(49,743,217)
Net increase (decrease)	(3,769,893)	1,414,813	$(55,238,475)	$21,793,347
Class M
Shares sold	261,997	308,211	$3,745,091	$4,601,512
Reinvestment of distributions	119,182	161,643	1,697,501	2,422,113
Shares redeemed	(960,725)	(771,108)	(13,389,243)	(11,528,017)
Net increase (decrease)	(579,546)	(301,254)	$(7,946,651)	$(4,504,392)
Class C
Shares sold	162,848	558,679	$2,374,669	$8,379,517
Reinvestment of distributions	113,389	189,685	1,612,339	2,842,362
Shares redeemed	(1,600,246)	(2,630,593)	(22,659,250)	(39,341,696)
Net increase (decrease)	(1,324,009)	(1,882,229)	$(18,672,242)	$(28,119,817)
Fidelity New Markets Income Fund
Shares sold	38,359,494	62,702,683	$554,630,652	$935,998,354
Reinvestment of distributions	9,620,968	13,081,785	136,996,604	196,013,359
Shares redeemed	(101,179,373)	(112,186,492)(a)	(1,428,881,679)	(1,677,826,216)(a)
Net increase (decrease)	(53,198,911)	(36,402,024)	$(737,254,423)	$(545,814,503)
Class I
Shares sold	22,862,350	115,063,498	$326,627,511	$1,720,309,617
Reinvestment of distributions	4,907,948	5,636,694	69,941,126	84,431,437
Shares redeemed	(55,572,244)	(243,829,031)(a)	(786,941,401)	(3,666,784,925)(a)
Net increase (decrease)	(27,801,946)	(123,128,839)	$(390,372,764)	$(1,862,043,871)
Class Z
Shares sold	75,402,857	178,140,106	$1,091,382,676	$2,685,531,982
Reinvestment of distributions	1,837,648	402,580	25,737,153	6,012,505
Shares redeemed	(97,119,822)	(77,714,480)	(1,368,668,500)	(1,160,474,706)
Net increase (decrease)	(19,879,317)	100,828,206	$(251,548,671)	$1,531,069,781

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity New Markets Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Markets Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity New Markets Income Fund
Class A	1.12%
Actual		$1,000.00	$1,086.40	$5.87
Hypothetical-C		$1,000.00	$1,019.51	$5.69
Class M	1.11%
Actual		$1,000.00	$1,087.20	$5.82
Hypothetical-C		$1,000.00	$1,019.56	$5.63
Class C	1.84%
Actual		$1,000.00	$1,082.50	$9.63
Hypothetical-C		$1,000.00	$1,015.89	$9.32
Fidelity New Markets Income Fund	.79%
Actual		$1,000.00	$1,088.90	$4.15
Hypothetical-C		$1,000.00	$1,021.17	$4.01
Class I	.82%
Actual		$1,000.00	$1,088.70	$4.31
Hypothetical-C		$1,000.00	$1,021.01	$4.17
Class Z	.72%
Actual		$1,000.00	$1,089.30	$3.78
Hypothetical-C		$1,000.00	$1,021.52	$3.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity New Markets Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity New Markets Income Fund
Class A	02/16/21	02/12/21	$0.040
Class M	02/16/21	02/12/21	$0.040
Class C	02/16/21	02/12/21	$0.040
Retail Class	02/16/21	02/12/21	$0.040
Class I	02/16/21	02/12/21	$0.040
Class Z	02/16/21	02/12/21	$0.040

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $21,231,794, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.000
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,728,328,793.774	51.823
Against	1,489,108,575.191	28.285
Abstain	213,632,325.788	4.058
Broker Non-Vote	833,674,585.660	15.835
TOTAL	5,264,744,280.412	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

NMI-ANN-0221
1.540082.123

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity New Markets Income Fund (the “Fund”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$82,900	$6,400	$9,800	$2,600

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$93,000	$6,500	$7,900	$2,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
PwC	$14,501,100	$12,370,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021